Polymer Research Corporation of America
                     Certification under Section 906 of the
                Sarbanes/Oxley Act- Filed as an exhibit to 10-QSB
                      for the Quarter Ended March 31, 2003


                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Polymer Research Corp. of America (the"Company") On Form 10-QSB for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof ("Report"), I Carl Horowitz, Chief Executive and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


May 14, 2003                                by: s/ Carl Horowitz Chief
                                                ----------------------
                                     Chief Executive and Chief Financial Officer